Morgan Stanley Variable Investment Series - Income Plus Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Kinross Gold Corp. 5.125% due 9/1/2021
Purchase/Trade Date:	 8/15/2011
Offering Price of Shares: $99.141
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $580,000
Percentage of Offering Purchased by Fund:  0.116
Percentage of Fund's Total Assets: 0.28
Brokers: BofA Merrill Lynch, Morgan Stanley, UBS Investment Bank, BNP Paribas, RBC Capital Markets, Societe Generale, BMO Capital Markets, CIBC, Credit Suisse, Griffiths McBurney Corp., JP Morgan, Scotia Capital
Purchased from: Banc of America

Securities Purchased:	 XL Group Ltd. 5.75% due 10/1/2021
Purchase/Trade Date:	  9/27/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $1,000,000
Percentage of Offering Purchased by Fund: 0.25
Percentage of Fund's Total Assets: 0.50
Brokers: Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, BNP Paribas Securities
Corp., Comerica Securities, Inc., Credit Agricole Securities
USA) Inc., ING Financial Markets LLC, Lloyds Securities Inc., Mizuho Securities USA Inc., RBS Securities Inc., Scotia Capital
(USA) Inc., UBS Securities LLC
Purchased from:  Wells Fargo

Securities Purchased:	 American Tower Corp. 5.900%
due 11/12021
Purchase/Trade Date:	  10/3/2011
Offering Price of Shares: $99.858
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $330,000
Percentage of Offering Purchased by Fund: 0.066
Percentage of Fund's Total Assets: 0.16
Brokers: Barclays Capital, BofA Merrill Lynch, Credit Agricole
CIB, RBC Capital Markets, BNP Paribas, Credit Suisse, Goldman,
Sachs & Co., J.P. Morgan, Morgan Stanley, BBVA Securities,
Citigroup, HSBC, Mizuho Securities, Santander
Purchased from: RBS Securities

Securities Purchased:	 Joy Global Inc. 5.125% due 10/15/2021
Purchase/Trade Date:	  10/6/2011
Offering Price of Shares: $99.151
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $430,000
Percentage of Offering Purchased by Fund: 0.086
Percentage of Fund's Total Assets: 0.22
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co., J.P. Morgan,
Mizuho Securities, Mitsubishi UFJ Securities, Wells Fargo
Securities
Purchased from: Goldman Sachs

Securities Purchased:	 The Mosaic Co. 3.750% due 11/15/2021
Purchase/Trade Date:	  10/17/2011
Offering Price of Shares: $99.088
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.11
Brokers: Barclays Capital, BofA Merrill Lynch, Morgan Stanley,
Wells Fargo, US Bancorp, BNP Paribas, Goldman, Sachs & Co.,
Scotia Capital
Purchased from: Merrill Lynch

Securities Purchased:	 Sonoco Products Co. 4.375%
due 11/1/2021
Purchase/Trade Date:	  10/20/2011
Offering Price of Shares: $99.543
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund: 0.054
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities,
Deutsche Bank Securities, Mitsubishi UFJ Securities, TD
Securities, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased:	 Sonoco Products Co. 5.750%
due 11/1/2040
Purchase/Trade Date:	  10/20/2011
Offering Price of Shares: $101.649
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $470,000
Percentage of Offering Purchased by Fund: 0.188
Percentage of Fund's Total Assets: 0.25
Brokers: BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities,
Deutsche Bank Securities, Mitsubishi UFJ Securities, TD
Securities, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased:	 Verizon Communications Inc. 4.750%
due 11/1/2041
Purchase/Trade Date:	  10/27/11
Offering Price of Shares: $99.068
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $980,000
Percentage of Offering Purchased by Fund: 0.131
Percentage of Fund's Total Assets: 0.49
Brokers: Credit Suisse, Morgan Stanley, UBS Investment Bank, Deutsche Bank Securities, RBC Capital Markets, Barclays Capital, BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., J.P. Morgan, Mitsubishi UFJ Securities, RBS, Wells Fargo Securities, Mizuho Securities, Santander
Purchased from: UBS AG

Securities Purchased:	 EQT Corp. 4.875% due 11/15/2021
Purchase/Trade Date:	  11/2/2011
Offering Price of Shares: $99.085
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.060
Percentage of Fund's Total Assets: 0.22
Brokers: Barclays Capital, Deutsche Bank Securities, J.P. Morgan, SunTrust Robinson Humphrey, PNC Capital Markets LLC, Mitsubishi UFJ Securities, Goldman, Sachs & Co., Huntington Investment Company, UBS Investment Bank, US Bancorp, CIBC, Credit Agricole CIB
Purchased from: Deutsche Bank Securities

Securities Purchased:	Boston Properties LP 3.700%
due 11/15/2018
Purchase/Trade Date:	  11/3/2011
Offering Price of Shares: $99.767
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $950,000
Percentage of Offering Purchased by Fund: 0.112
Percentage of Fund's Total Assets: 0.47
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, J.P.
Morgan, Morgan Stanley, US Bancorp, Wells Fargo Securities,
BB&T Capital Markets, BNY Mellon Capital Markets, LLC,
Mitsubishi UFJ Securities, PNC Capital Markets LLC, RBS,
Santander, SunTrust Robinson Humphrey
Purchased from: JP Morgan

Securities Purchased:	 Cigna Corp. 2.750% due 11/15/2016
Purchase/Trade Date:	  11/3/2011
Offering Price of Shares: $99.921
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $995,000
Percentage of Offering Purchased by Fund: 0.166
Percentage of Fund's Total Assets: 0.49
Brokers: Morgan Stanley, BofA Merrill Lynch, UBS Investment
Bank, HSBC
Purchased from: Merrill Lynch

Securities Purchased:	  Xstrata Canada Financial Corp. 4.950%
due 11/15/2021
Purchase/Trade Date:	  11/3/2011
Offering Price of Shares: $99.874
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $2,130,000
Percentage of Offering Purchased by Fund:  0.213
Percentage of Fund's Total Assets: 1.06
Brokers: Barclays Capital, Citigroup, J.P. Morgan, RBS, HSBC, Deutsche Bank Securities, Commerzbank, Credit Agricole CIB, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital Markets, Santander
Purchased from: J.P. Morgan

Securities Purchased:	 Lyondellbasell Industries NV 6.000%
due 11/15/2021
Purchase/Trade Date:	  11/4/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $110,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.05
Brokers: BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Citigroup, Credit Suisse, Deutsche Bank Securities, UBS Investment Bank, HSBC, ING, Morgan Stanley, Scotia Capital, UniCredit, Wells Fargo Securities
Purchased from: Merrill Lynch

Securities Purchased:	 Amgen Inc. 2.500% due 11/15/2016
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.897
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $720,000
Percentage of Offering Purchased by Fund: 0.072
Percentage of Fund's Total Assets: 0.36
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan,
Barclays Capital, Credit Suisse, Deutsche Bank Securities,
Goldman, Sachs & Co., Mitsubishi UFJ Securities, UBS
Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased:	 Amgen Inc. 3.875% due 11/15/2021
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.720
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $245,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.12
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan,
Barclays Capital, Credit Suisse, Deutsche Bank Securities,
Goldman, Sachs & Co., Mitsubishi UFJ Securities,
UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased:	 Teva Pharmaceutical Finance IV
3.650% due 11/10/2021
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.635
Total Amount of Offering: $875,000,000
Amount Purchased by Fund: $665,000
Percentage of Offering Purchased by Fund:  0.076
Percentage of Fund's Total Assets: 0.33
Brokers: Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Goldman, Sachs & Co., HSBC, J.P. Morgan, Morgan
Stanley
Purchased from: Goldman Sachs

Securities Purchased:	 Simon Property Group, LP 4.125%
due 12/1/2021
Purchase/Trade Date:	  11/10/2011
Offering Price of Shares: $99.689
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.054
Percentage of Fund's Total Assets: 0.19
Brokers: BofA Merrill Lynch, Citigroup, J.P. Morgan, Deutsche
Bank Securities, Goldman, Sachs & Co., Morgan Stanley, Mitsubishi
UFJ Securities, RBC Capital Markets, SMBC Nikko, SunTrust
Robinson Humphrey, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased:	 BHP Billiton Finance USA Ltd. 3.250%
due 11/21/2021
Purchase/Trade Date:	  11/16/2011
Offering Price of Shares: $99.097
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $1,530,000
Percentage of Offering Purchased by Fund: 0.122
Percentage of Fund's Total Assets: 0.77
Brokers:  Barclays Capital, JP Morgan, ANZ Securities, Banca
IMI S.p.A., Banca Bilbao Vizcaya, Arentaria, S.A., BNP Paribas Securities Corp., CIBC World Markets Corp., Credit Agricole Securities (USA) Inc., ING Financial Markets LLC, Lloyds Securities Inc., Mitsubishi Securities USA Inc., Mizuho Securities USA Inc., nabSecurities LLC, RBS Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., SG Americas Securities, LLC, SMBC Nikko Capital Markets Ltd., Standard Chartered Bank, TD Securities (USA) LLC, UBS Securities LLC, UniCredit Capital Markets LLC
Purchased from: JP Morgan

Securities Purchased:	 CCO Holdings LLC 7.375% due 6/1/2020
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lnch, Citigroup, Credit Suisse, Deutsche
Bank Securities, UBS Investment Bank, J.P. Morgan, US Bancorp,
RBC Capital Markets, Goldman, Sachs & Co.
Purchased from: Merrill Lynch

Securities Purchased:	 Transocean Inc. 6.375% due 12/15/2021
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $99.946
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $485,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.25
Brokers: Barclays Capital, Credit Suisse, Mitsubishi UFJ
Securities, Wells Fargo Securities, Citigroup, J.P. Morgan,
Credit Agricole CIB, DNB Markets, Goldman, Sachs & Co., Standard
Chartered Bank
Purchased from: Barclays Capital Inc.

Securities Purchased:	 Vornado Realty LP note 5.00%
due 1/15/2022
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $99.546
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund:  0.150
Percentage of Fund's Total Assets: 0.31
Brokers: BofA Merrill Lynch, Citigroup, Deutsche Bank Securities, J.P. Morgan, Barclays Capital, Credit Suisse, Goldman, Sachs & Co., Morgan Stanley, RBS, UBS Investment Bank, Wells Fargo Securities, BB&T Capital Markets, BNY Mellon Capital Markets, LLC Capital One Southcoast, Credit Agricole CIB, Fifth Third Securities, Inc., HSBC, PNC Capital Markets LLC, SMBC Nikko, US Bancorp
Purchased from: Deutsche Bank Securities

Securities Purchased:	 Ecolab Inc. 3.00% due 12/8/2016
Purchase/Trade Date:	  12/5/2011
Offering Price of Shares: $99.802
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: 0.044
Percentage of Fund's Total Assets: 0.28
Brokers: RBS, US Bancorp, Citigroup, BNP Paribas, RBC, UniCredit
Capital Markets, ING, The Williams Capital Group, L.P.
Purchased from: Merrill Lynch

Securities Purchased:	 Ecolab Inc. 4.350% due 12/8/2021
Purchase/Trade Date:	  12/5/2011
Offering Price of Shares: $99.936
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $215,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.11
Brokers: Mitsubishi UFJ Securities, SMBC Nikko, Citigroup, BNP
Paribas, RBC, UniCredit Capital Markets, ING, The Williams
Capital Group, L.P.
Purchased from: Merrill Lynch

Securities Purchased:	 Gilead Sciences Inc. 5.650%
due 12/1/2041
Purchase/Trade Date:	  12/6/2011
Offering Price of Shares: $99.773
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $180,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.09
Brokers: BofA Merrill Lynch, Barclays Capital, Goldman, Sachs &
Co., J.P. Morgan, RBC Capital Markets, Wells Fargo Securities,
HSBC, Mitsubishi UFJ Securities, Mizuho Securities, SMBC Nikko,
US Bancorp
Purchased from: Barclays Capital

Securities Purchased:	 Hewlett-Packard Co. 4.650%
due 12/9/2021
Purchase/Trade Date:	  12/6/2011
Offering Price of Shares: $99.707
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $845,000
Percentage of Offering Purchased by Fund: 0.056
Percentage of Fund's Total Assets: 0.44
Brokers: Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BNP
Paribas, BofA Merrill Lynch, Citigroup, Credit Suisse, HSBC,
Mizuho Securities, RBS, Wells Fargo Securities
Purchased from: Goldman Sachs

Securities Purchased:	 ERP Operating LP 4.625% due 12/15/2021
Purchase/Trade Date:	  12/7/2011
Offering Price of Shares: $99.619
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $270,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.14
Brokers: Morgan Stanley, BofA Merrill Lynch, Barclays Capital,
Deutsche Bank Securities, RBC Capital Markets
Purchased from: Merrill Lynch